UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2001

 BROWN & BROWN, INC.
(Exact name of registrant as specified in its charter)

 FLORIDA
(State or other jurisdiction
of incorporation)

 0-7201
(Commission
File Number)

 59-0864469
(IRS Employer
Identification No.)

 220 S. Ridgewood Ave., Daytona Beach, FL
(Address of principal executive offices)

 32114
(Zip Code)

Registrant's telephone number, including area code: (386) 252-9601

ITEM 5. OTHER EVENTS.

On November 1, 2001, Brown & Brown, Inc., a Florida corporation, issued the press release attached hereto as Exhibit 99 and incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

 Exhibits.

EXHIBIT DESCRIPTION

99  Press Release issued by Brown & Brown, Inc. on November 1, 2001.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BROWN & BROWN, INC.

(Registrant)

Date: November 6, 2001

/s/ Cory T. Walker

Cory T. Walker, Vice President,

Chief Financial Officer and

Treasurer

(Signature)

Exhibit Index

Brown & Brown, Inc.

Current Report on Form 8-K

Dated November 1, 2001

Exhibit No.

Description

99

Press Release issued by Brown & Brown, Inc. on November 1, 2001.